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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to section 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 16, 2004

                            HUDSON CITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-26001                   22-3640393
    (State or other            (Commission File             (IRS Employer
    jurisdiction of                Number)               Identification No.)
     incorporation)


                              80 WEST CENTURY ROAD
                            PARAMUS, NEW JERSEY 07652
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 967-1900

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(C) APPOINTMENT OF PRINCIPAL OFFICER.

     On December 16, 2004, the Boards of Directors of Hudson City Bancorp, Inc. (the "Company"), Hudson City, MHC (the "MHC") and Hudson City Savings Bank (the "Bank") each elected Ronald E. Hermance, Jr. to become Chairman of the Board of Directors, effective January 1, 2005. Mr. Hermance will be replacing Leoanard S. Gudelski as Chairman of the Board. Mr. Gudelski will continue to be a director of the Company, the MHC and the Bank. Information on Mr. Hermance may be found in the Company's proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2004, which is incorporated herein by reference.

     A copy of the press release issued by the Company announcing the election of Mr. Hermance as Chairman of the Board is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

     On December 16, 2004, the Boards of Directors of the Company, the MHC and the Bank each adopted a Plan of Conversion and Reorganization (the "Plan") pursuant to which the Bank will reorganize from the two-tier mutual holding company structure to a stock holding company structure and the Company will undertake a "second-step" stock offering of new shares of common stock. The MHC, which owns approximately 65.9% of the outstanding common stock of the Company, will be merged into the Company as part of the reorganization. Pursuant to the Plan, shareholders other than the MHC will receive new shares of common stock of the Company pursuant to an "exchange ratio" designed to preserve their aggregate percentage ownership interest. The transactions contemplated by the Plan are subject to the approval of the Bank's depositors, the Company's shareholders (other than the MHC) and regulatory agencies. A copy of the Plan is available for inspection in the Bank's administrative offices in Paramus, NJ, and in each of the Bank's branch offices.

     Additionally, on November 18, 2004, the Independent Directors of the Company designated Donald O. Quest, M.D. as the lead Independent Director for 2005 in accordance with the Company's Corporate Governance Guidelines. The Corporate Governance Guidelines are available on the Company's website at www.hcbk.com. The appointment of Mr. Quest as the lead Independent Director is effective as of January 1, 2005.

     A copy of the press release issued by the Company announcing the adoption of the Plan and the appointment of Mr. Quest as lead Independent Director is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     The following exhibits are filed as part of this report:

99.1 Press release, dated December 16, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              HUDSON CITY BANCORP, INC.


                              By: /s/ Denis J. Salamone
                                  -----------------------------------------
                                  Denis J. Salamone
                                  Senior Executive Vice President and Chief
                                  Operating Officer


Dated:  December 16, 2004






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                                  EXHIBIT INDEX

      EXHIBIT NO.     DESCRIPTION
      -----------     -----------
        99.1          Press release, dated December 16, 2004.